                         COLEMAN NATURAL PRODUCTS, INC.

                              AMENDED AND RESTATED
                                STOCK OPTION PLAN
                            (as of September 6, 1996)


          1. INTRODUCTION. This Stock Option Plan (the "Plan") is established for the purpose of providing key employees and directors of Coleman Natural Products, Inc., a Delaware corporation (the "Corporation"), the opportunity to participate in the growth of the Corporation through the purchase of $.001 par value Common Stock of the Corporation (the "Common Stock"). The Board of Directors believes that the Plan affords an appropriate means of encouraging key employees and directors to remain in or enter the service of the Corporation and of rewarding such employees and directors for their past and future contributions to the Corporation's growth. The options granted under the Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), unless designated as non-qualified stock options.

          2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Corporation (the "Board") consisting solely of two or more members of the Board, each of whom shall be a "non-employee director" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. As used herein, the term Board shall also mean the Committee of the Board, and vice versa, and all actions described herein as being undertaken by, or the responsibility of, the Committee, may be taken by the Board; provided that all actions of the Committee must be ratified by the Board of Directors; and further provided that, with respect to Insiders (as defined below), transactions under this Plan are intended to comply with the next sentence of this Section 2 and all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. All grants of options hereunder to Insiders shall be either (i) made by the full Board, (ii) made by the Committee, or (iii) approved in advance by the Corporation's stockholders or ratified by such stockholders at a date which is no later than the date of the next annual meeting of stockholders. The term "Insiders" shall mean those officers, directors and other persons who are subject to Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

          The Committee may from time to time adopt such rules and regulations as it may deem advisable for the administration of the Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Committee shall have the power to interpret or amend or discontinue the Plan, except that any amendment which increases the aggregate number of shares for which options may be granted under the Plan, or which alters the class of employees to whom options may be granted, shall take effect only upon approval of the stockholders of the Corporation holding a majority of the voting stock of the Corporation; and further provided that without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan, subject to any provisions otherwise in the Plan. All decisions made by the Committee in the administration and interpretation of the Plan shall be binding and conclusive for all purposes. No member of the Committee shall be liable for any action taken or decisions made by him in good faith with respect to the Plan or any option granted under it. The Committee may delegate the grant of options to a committee of management of the Corporation so long as the Board or Committee ratifies by formal Board or Committee actions all options granted by such committee of management.

          3. GRANT OF OPTION. Except as provided in Section 8 hereof, options may be granted under the Plan for a total of 334,929 shares of Common Stock (taking into effect the 2.85:1 split of the Company's Common Stock declared by the Board of Directors on September 6, 1996) to one or more key employees or directors of the Corporation selected by the Committee in the Committee's sole discretion. Non-employee directors may only be granted non-qualified stock options. The grant of an option hereunder shall be evidenced by the Corporation's written agreement of the grant, which shall also indicate the terms and conditions of the option granted, and whether the option is an incentive stock option or non-qualified stock option. Such agreement shall be delivered to and executed by the individual to whom the option is granted. No stock option may be granted under the Plan more than 10 years after the initial adoption of the Plan by the Board, which tenth anniversary shall be March 23, 1999.

          4. TERMS AND CONDITIONS OF OPTIONS. The type of option, the number of shares which may be purchased under each option and the purchase price per share, shall be designated by the Committee at the time the option is granted. The purchase price per share of an option shall in no event be less than 100% of the fair market value of each share at the time the option is granted; provided, however, that incentive stock options may not be granted to any holder of the voting rights of 10% or more of the total combined voting power of all classes of stock of the Corporation at time of grant, unless the purchase price shall be at least 110% of the fair market value of the shares at the time of grant.
"Fair market value" shall be determined as set forth in Section 6 below. An incentive stock option granted under the Plan shall not be transferable by the individual to whom it is granted otherwise than by will or the laws of descent and distribution. A non-qualified stock option shall be transferrable, except that non-qualified stock options held by Insiders may be transferred only in accordance with Rule 16b-3 of the Exchange Act. Incentive stock options shall be exercisable during the lifetime of an optionee only by him; provided, however, that if such individual becomes legally disabled (as such term is defined in Section 105(d)(4) of the Code), his legal representative may exercise the incentive stock option on his behalf. No incentive stock options shall be granted under the Plan to any employee where the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all such plans of the Corporation and its parent and subsidiary corporations) shall exceed $100,000. All options shall be exercisable even though there may be outstanding any other option(s) which was or were granted before the granting of such option. The Committee may impose on any option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan.

          5. EXERCISE OF OPTIONS. (a) Unless otherwise determined by the Committee and specifically set forth in optionee's Non-Qualified or Incentive Stock Option Agreement, as applicable, options granted hereunder shall mature and become exercisable as follows:

                                               Percentage of
          Period of Time                         Shares for
          After Date of                       Which Option May
             Grant                               Be Exercised
          --------------                      -----------------

          At the end of
            12 months                                 25%

          At the end of
      every month thereafter
      through the 47th month                           2%

          At the end of the
              48th month                      Any remaining shares


(b) An optionee may exercise less than all the matured portion of the option, in which case such unexercised, matured portion shall continue to remain exercisable, subject to the terms of the Plan, until the option terminates as provided below.

          (c) Unless otherwise specified by the Committee, options granted hereunder shall be exercisable by an optionee for a period of three months after optionee's employment by, or service on the Board for, the Corporation terminates, other than for cause (as defined below); provided that no additional shares shall become exercisable following the date of termination. If an optionee's employment with the Corporation is terminated for cause, the option shall not be exercisable at any time after such termination. "Cause" shall mean
(i) optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in damage to the Corporation, as determined in the sole discretion of the Committee, or (ii) the breach by optionee of the terms of any non-disclosure or non-competition agreement with the Corporation, as determined in the sole discretion of the Committee. If optionee's employment is terminated due to his death or legal disability (as that term is defined in Section 105(d)(4) of the Code) at a time when he could have exercised an incentive or non-qualified stock option or any part thereof, then the option shall remain exercisable for a period of one (1) year from the date of such individual's termination as a result of disability or death; provided, however, that no additional shares shall become exercisable following the date of termination. Notwithstanding any other provision of this section or of any other section of the Plan, no stock option granted hereunder shall be exercisable after the expiration of ten (10) years from the date such option is granted; provided that no incentive stock option granted to a 10% stockholder (as referenced in Section
4 hereof) shall be exercisable after the expiration of five (5) years from the date such option is granted.

          (d) Incentive stock options may be granted only to employees (including officers) of the Corporation. A director of the Corporation shall not be eligible to be granted an incentive stock option unless the director is also an employee of the Corporation. An optionee may, if he is otherwise eligible, be granted additional options. Employment with the Corporation shall include employment with any parent or subsidiary as defined in Section 425 of the Code.

          (e) Optionee shall exercise his option by delivering to the Corporation's President, at the principal office of the Corporation, the form of Stock Option Exercise Notice attached hereto, or otherwise provided to optionee by the Corporation, which notice shall set forth the number of shares desired to be purchased and state whether the employee is exercising an incentive stock option or non-qualified stock option; such Exercise Notice shall also be accompanied by cash or check in the amount equal to the full purchase price of the shares being purchased; provided, however, that the Corporation may in its discretion allow the optionee to pay the purchase price in whole or in part by transferring to the Corporation shares of Common Stock held by him for at least six (6) months prior to the date of exercise, in which case such certificate shall reflect the number of shares after payment of the exercise price. The Exercise Notice shall be signed by the holder of the option; and shall, at the option of the Corporation, contain a representation that the shares are being purchased for investment only and not for resale or distribution. The Corporation may place a legend on any certificate issued hereunder which it deems necessary to comply with any applicable law. Within a reasonable time after receipt of notice in the form specified above, the Corporation shall cause to be issued and delivered to the holder of the option a certificate for the number of shares of Common Stock which the holder has purchased; provided, however, that the Corporation may in its discretion allow the optionee to elect to pay any withholding taxes payable, in whole or in part, by transferring to the Corporation shares of Common Stock of the Corporation owned by him or by being credited by the Corporation for shares he has a right to acquire in the option being exercised, in which case such certificate shall reflect the number of shares after payment of the taxes. All documentary stamp taxes payable on account of such issue shall be paid for by the Corporation. In no event shall the Corporation be required to issue fractional shares upon the exercise of an option.

          (f) No person shall have any rights as a stockholder with respect to any shares covered by an option until the date of the issuance of a stock certificate(s) for the shares for which the option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 8. Nothing in this Plan or in any option agreement shall confer upon any optionee any right to continue in the employ of the Corporation or interfere in any way with any right of the Corporation to terminate the optionee's employment at any time. The adoption of the Plan of itself, shall not be deemed to entitled any employee to any rights to be granted options.

          (g) Insiders who are granted an option under the Plan which does not comply with the provisions of the last sentence of Section 2 of this Plan shall not sell the shares of Common Stock acquired upon exercise of such option sooner than six (6) months following the date of grant of such option except as specifically permitted in writing by the Committee.

          6. DEFINITION OF FAIR MARKET VALUE. For the purposes of this Plan, "fair market value" shall mean either the exercise price per share established in the discretion of the Board of Directors or, in the event the Company's stock is publicly traded: (i) the average of the closing bid and ask price per share of Common Stock of the Company on the date preceding the date of grant, as reported by the NASDAQ National Market, (ii) the average of the closing bid and ask price per share of Common Stock of the Company on the date preceding the date of grant, as reported on the over-the-counter market, or (iii) if the Company's Common Stock is listed on a national securities exchange, fair market value shall mean the closing price of the Common Stock on such exchange on such preceding date as reported by THE WALL STREET JOURNAL.

          7. RIGHT OF FIRST REFUSAL. The Committee may impose upon any optionee, in the Non-Qualified or Incentive Stock Option Agreement pertaining to any option granted, the obligation to first offer any shares of Common Stock received upon exercise of an option or options to the Corporation before selling or otherwise transferring (including transfer by operation of law), such shares.

          8. STOCK SPLITS, MERGERS, ETC. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of the Corporation's Common Stock, appropriate adjustment will be made to both the number of shares which may be purchased under the Plan and the number and price per share of Common Stock which may be purchased under any outstanding options. In the event of a Change in Control (as defined below) of the Company, all outstanding Options that are still outstanding and not yet exercisable or are subject to restrictions, shall become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Option. A "Change in Control" shall be deemed to have occurred if the stockholders of the Company approve a definitive agreement
(a) to merge or consolidate the Company with or into another entity in which the Company is not the continuing or surviving corporation or pursuant to which any shares of Common Stock would be converted into cash, securities, or other property of another entity, other than a merger of the Company in which the holders of common stock immediately prior to the merger have the same proportionate ownership of common stock (or equivalent securities) of the surviving entity immediately after the merger as immediately before, or (b) to sell or otherwise dispose of all or substantially all of the assets of the Company. All options outstanding on the date any such event or transaction is consummated, to the extent not assumed by the surviving or acquiring corporation or exercised by the optionee, shall be terminated and no longer exercisable.


          9. EFFECTIVE DATE. The Plan shall take effect upon the adoption of the Plan by the Board, being March 24, 1989. The Plan shall be approved and ratified by the shareholders of the Corporation within twelve months of such date or else all incentive stock options issued under the Plan shall lapse and be cancelled.

                         COLEMAN NATURAL PRODUCTS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


          COLEMAN NATURAL PRODUCTS, INC. (the "Corporation"), a Delaware corporation, hereby grants to ______________________ (the "Optionee"), an option to purchase a total of ___________ (_______) shares of common stock ("Common Stock") of the Corporation, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of this Agreement and the Stock Option Plan (the "Plan") adopted by the Corporation, which is incorporated herein by reference.

     i.   OPTION PRICE.

          The option price is $________ for each share.

     ii.  EXERCISE OF OPTION.

          Unless otherwise determined by the Board of Directors, the option shall be exercisable in accordance with provisions of the Plan as follows:

          i)   RIGHT TO EXERCISE.

               The Board of Directors has determined that Optionee's options shall be exercisable in accordance with the following formula:

               a) 25% of such shares exercisable at the end of the 12th month from the date of grant;

               b) 2% of such shares exercisable at the end of every month thereafter through the 47th month; and

               c) 100% of such shares exercisable at the end of the 48th month from the date of grant.

          ii)  METHOD OF EXERCISE.

               This option shall be exercisable by written notice in the form attached hereto which shall state the election to exercise the option, the number of shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares as may be required by the Corporation pursuant to the provisions of the Plan. Such written notice shall be signed by the

               Optionee and shall be delivered in person or by certified mail to the President of the Corporation prior to the expiration of the term of the option as set forth in Section 4 below, accompanied by full payment of the purchase price in cash, by tender of stock of the Corporation having a fair market value not less than the purchase price, or as otherwise approved by the Corporation's Board of Directors. The certificate or certificates from the shares as to which the option shall be exercised shall be registered in the name of the person or persons exercising the option.

         iii)  RESTRICTIONS TO EXERCISE.

               This option may not be exercised if the issuance of such shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. As a condition to the exercise of this option, the Corporation may require the Optionee to make any representation or warranty to the Corporation as may be required by any applicable law or regulation.

     3.   NON-TRANSFERABILITY OF OPTION.

          This option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     4.   TERM OF OPTION.

          This option may not be exercised after ten (10) years from the date of grant of this option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this option.

     5.   LEGENDS.

          All certificates representing any shares of Common Stock of the Corporation subject to the provisions of this Agreement may have endorsed thereon the following legend and any other legends if, in the opinion of the Corporation, such legend(s) are necessary for compliance with securities or other applicable laws:

          i) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Corporation that such registration is not required."

     6.   RIGHTS OF OPTIONEE.

          The Corporation shall not be required (i) to transfer on its books any shares of Common Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to which such shares have been so transferred.

DATE OF GRANT:                               19
               ----------------------------,   ----.

                                       COLEMAN NATURAL PRODUCTS, INC.



                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------


Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Agreement.

                              OPTIONEE:


Date:
      ---------------------   -----------------------------------

               Name Printed:
                              -----------------------------------

                    Address:
                              -----------------------------------
                              -----------------------------------
                              -----------------------------------

               Social Security
               Number:
                              -----------------------------------

                         COLEMAN NATURAL PRODUCTS, INC.


                      NON-QUALIFIED STOCK OPTION AGREEMENT



          COLEMAN NATURAL PRODUCTS, INC., (the "Corporation"), a Delaware corporation, hereby grants to ___________________ (the "Optionee"), an option to purchase a total of _______ shares of common stock ("Common Stock") of the Corporation, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of this Agreement and the Stock Option Plan (the "Plan") adopted by the Corporation, which is incorporated herein by reference.

     1.   OPTION PRICE.

          The option price is $_________ for each share.

     2.   EXERCISE OF OPTION.

          Unless otherwise determined by the Board of Directors, the option shall be exercisable in accordance with provisions of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               The Board of Directors has determined that Optionee's options shall be exercisable in accordance with the following formula:

               (a) 25% of such shares exercisable at the end of the 12th month from the date of grant;

               (b) 2% of such shares exercisable at the end of every month thereafter through the 47th month; and

               (c) 100% of such shares exercisable at the end of the 48th month from the date of grant.

          (ii) METHOD OF EXERCISE.

               This option shall be exercisable by written notice in the form attached hereto which shall state the election to exercise the option, the number of shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares as may be required by the Corporation pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President of the Corporation prior to the expiration of the term of the option as set forth in
               Section 4 below, accompanied by full payment of the purchase price in cash, by tender of stock of the Corporation having a fair market value not less than the purchase price, or as otherwise approved by the Corporation's Board of Directors. The certificate or certificates for the shares as to which the option shall be exercised shall be registered in the name of the person or persons exercising the option.

          (iii)     RESTRICTIONS ON EXERCISE.

               This option may not be exercised if the issuance of such shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. As a condition to the exercise of this option, the Corporation may require the Optionee to make any representation or warranty to the Corporation as may be required by any applicable law or regulation.

     3.   TRANSFERABILITY OF OPTION.

          This option may be transferred by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     4.   TERM OF OPTION.

          This option may not be exercised after ten (10) years from the date of grant of this option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this option.

     5.   LEGEND.

          All certificates representing any shares of Common Stock of the Corporation subject to the provisions of this Agreement may have endorsed thereon the following legend, and any other legends if, in the opinion of the Corporation, such legend(s) are necessary for compliance with securities or other applicable laws:

          (i) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Corporation that such registration is not required."

     6.   RIGHTS OF OPTIONEE.

          The Corporation shall not be required (i) to transfer on its books any shares of Common Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been so transferred.

DATE OF GRANT:                  19
               ---------------,   ---.

                                       COLEMAN NATURAL PRODUCTS, INC.



                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------


Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan and this Agreement.


                                       OPTIONEE:


Date:
      ---------------------   -----------------------------------

               Name Printed:
                              -----------------------------------

                    Address:
                              -----------------------------------
                              -----------------------------------
                              -----------------------------------

               Social Security
               Number:
                              -----------------------------------





                                    -3-